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                                                                   EXHIBIT 10.32

                                November 17, 1997

Mr. Craig B. Reynolds
President and CEO
Healthdyne Technologies, Inc.
1255 Kennestone Circle
Marietta, GA 30066

Mr. Dennis S. Meteny
President and CEO
Respironics, Inc.
1501 Ardmore Blvd.
Pittsburgh, PA 15221-4401

          Re:  Corporate Services Agreement and Trademark License Agreement

Gentlemen:

         Please refer to our letter dated November 10, 1997 concerning this subject. Capitalized terms herein shall have the meanings prescribed in the November 10th letter.

         Section 4 of the November 10th letter states that the term of the Matria Services Agreement is extended until 12 months after the effective time of the merger, after which it may be terminated upon 6 months prior written notice. However, Section 6 states that Matria may not terminate either of the Matria Agreements other than in the case of a breach by Healthdyne which has not been cured within 30 days of notice adequately describing such breach. This letter will clarify that a termination by Matria in accordance with the Matria Services Agreement and in accordance with Section 4 of the November 10th letter would not be prohibited by Section 6 of such letter, whether or not the termination was in connection with a breach of the Matria Services Agreement by Healthdyne.

         Please acknowledge your agreement with the foregoing by signing this letter in the space provided below and returning it to the undersigned. This letter may be signed

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in counterparts and upon facsimiles, but all such counterparts and facsimiles shall constitute one and the same agreement.

                                      MATRIA HEALTHCARE, INC.

                                      By:  /s/ J. Brent Burkey
                                           ---------------------------------
                                               J. Brent Burkey
                                               Senior Vice President and
                                                 General Counsel

Acknowledge and agreed to this ___ day of November, 1997.

HEALTHDYNE TECHNOLOGIES, INC.

By: /s/ Craig B. Reynolds
   -------------------------------
Title: President and CEO
      ----------------------------


RESPIRONICS, INC.

By: /s/ Dennis S. Meteny
   -------------------------------
Title: President and CEO
      ----------------------------

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November 10, 1997

Craig B. Reynolds
President and CEO
Healthdyne Technologies, Inc.
1225 Kennestone Circle
Marietta, GA 30066

Dennis S. Meteny
President and CEO
Respironics, Inc.
1501 Ardmore Blvd.
Pittsburgh, PA 15221-4401

                  Re:      Corporate Services Agreement and Trademark License
                           Agreement

Gentlemen:

         Reference is made to that certain Corporate Services Agreement dated April 21, 1995 (the "Matria Services Agreement") between Matria Healthcare, Inc. ("Matria") and Healthdyne Technologies, Inc. ("Healthdyne") and that certain Tradename License Agreement dated April 21, 1995 (the "Matria License Agreement" and, together with the Matria Services Agreement, the "Matria Agreements") between Matria and Healthdyne.

         1. Purpose of Letter. The purpose of this letter is to confirm our agreement to amend the terms of the Matria Agreements in the manner described herein, effective at the Effective Time of the Merger (each as defined in the Agreement and Plan of Reorganization dated as of November 10, 1997 (the "Reorganization Agreement") by and among Respironics, Inc. ("Respironics"), RIGA, Inc. and Healthdyne). Matria understands that execution of this letter agreement is a material inducement for Respironics to enter into the Reorganization Agreement.

         2. Effective Date of Agreements in this Letter. The amendments to the Matria Agreements set forth in this letter shall become effective at the Effective Time. This letter will terminate and be of no further force and effect upon termination of the Reorganization Agreement in accordance with its terms. Prior to the earlier of (i) the Effective Time and (ii) termination of the Reorganization Agreement in accordance with its terms, Matria shall not amend or terminate either of the Matria Agreements without the prior written consent of Respironics or take any actions under or with respect to the Matria Agreements inconsistent with the terms and purposes of this letter.

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Respironics, Inc.                                              November 10, 1997

         3. Waiver of Rights in Connection with the Merger and Upon a Change of Control. Matria waives any rights it may have to terminate the Matria Agreements in connection with or as a result of the Merger, including without limitation the right to terminate the Matria License Agreement as a result of a Change of Control (as defined in the Matria License Agreement).

         4. Amendments to Matria Services Agreement. The term of the Matria Services Agreement shall be extended until 12 months after the Effective Time of the Merger, after which it may be terminated upon 6 months prior written notice. The fees and charges payable to Matria under the Matria Services Agreement for any services provided on or after the Effective Time of the Merger shall be as provided in the Matria Services Agreement. The type of services to be provided by Matria under the Matria Services Agreement shall be limited to the types of services provided as of the date hereof.

         5. Amendments to Matria License Agreement. The license granted to Healthdyne under the Matria License Agreement shall be exclusive with respect to respiratory and cardiopulmonary medical devices, except for existing uses by Matria of the Mark, as defined in the Matria License Agreement, as of the date of this letter. The duration of the license granted under the Matria License Agreement shall be perpetual. Matria shall grant to Healthdyne a right of first refusal to purchase the Mark in the event that Matria shall determine to sell or terminate use of the Mark or permit the Mark to lapse. Nothing contained herein shall limit use of the Mark by Healthdyne Information Enterprises, Inc. ("HIE") in accordance with the terms of HIE's existing license agreement with Matria.

         6. Amendments Regarding Termination Rights. Matria shall not terminate either of the Matria Agreements other than in the case of a breach by Healthdyne that has not been cured within 30 days of notice adequately describing such breach.


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         Please acknowledge your agreement with the foregoing by signing this letter in the space provided below and returning it to the undersigned. This letter may be signed in counterparts and upon facsimiles, but all such counterparts and facsimiles shall constitute one and the same agreement.

                                      MATRIA HEALTHCARE, INC.

                                      By: /s/  Parker H. Petit
                                         ----------------------------
                                      Title:   Chairman
                                            -------------------------

Acknowledge and agreed to this
10th day of November, 1997.

HEALTHDYNE TECHNOLOGIES, INC.

By:  /s/ Craig B. Reynolds
   -------------------------------
Title:   President and CEO
      ----------------------------


RESPIRONICS, INC.

By:  /s/ Dennis Meteny
   -------------------------------
Title:   President and CEO
      ----------------------------


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